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                                                                    Exhibit 99.1
                     AIG Credit Premium Finance Master Trust
                                  Series 2002-1

                         Monthly Noteholders' Statement
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       Set forth below is information with respect to the Payment Date of
December 16, 2002 and with respect to the performance of the Trust during the related Monthly Period.

       Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2002-1 Supplement.


A.     INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON THE BASIS OF
       $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).

           1 The total amount of the payment to Holders of Class A, Class B,
             and Class C Notes.                                                                                $1.34

           2 The amount of the payment set forth in A1 above in respect of
             Class A Monthly Principal.                                                                        $0.00

           3 The amount of the payment set forth in A1 above in respect of
             Class B Monthly Principal.                                                                        $0.00

           4 The amount of the payment set forth in A1 above in respect of
             Class C Monthly Principal.                                                                        $0.00

           5 The amount of the payment set forth in A1 above in respect of
             Class A Monthly Interest.                                                                         $1.36

           6 The amount of the payment set forth in A1 above in respect of
             Class A Additional Interest.                                                                      $0.00

           7 The amount of the payment set forth in A1 above in respect of
             Class A Deficiency Amount.                                                                        $0.00

           8 The amount of the payment set forth in A1 above in respect of
             Class B Monthly Interest.                                                                         $1.66

           9 The amount of the payment set forth in A1 above in respect of
             Class B Additional Interest.                                                                      $0.00

          10 The amount of the payment set forth in A1 above in respect of
             Class B Deficiency Amount.                                                                        $0.00

          11 The amount of the payment set forth in A1 above in respect of
             Class B Prior Period Interest.                                                                    $0.00

          12 The amount of the payment set forth in A1 above in respect of
             Class C Monthly Interest.                                                                         $0.00

          13 The amount of the payment set forth in A1 above in respect of
             Class C Additional Interest.                                                                      $0.00

          14 The amount of the payment set forth in A1 above in respect of
             Class C Deficiency Amount.                                                                        $0.00

          15 The amount of the payment set forth in A1 above in respect of
             Class C Prior Period Interest.                                                                    $0.00



B.     INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.

           1 Collections of Principal Receivables.

             The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated
             in respect of the Class A, Class B, and Class C notes.                                   $90,468,421.53

           2 Noteholders Investor Interests and Principal Receivables in the Trust.

             (a) The aggregate amount of Principal Receivables in the Trust
                   as of the end of the related Monthly Period.                                     2,325,679,628.05

             (b) The Investor Interest as of the end of
                   the related Interest Period.                                                      $478,723,085.11

             (c) The Class A Investor Interest as of the end of the related
                   Interest Period.                                                                  $450,000,000.00

             (d) The Class B Investor Interest as of the end of the related
                   Interest Period.                                                                   $16,755,000.00

             (e) The Class C Investor Interest as of the end of the related
                   Interest Period.                                                                   $11,968,085.11

             (f) The average daily Investor Interest with respect to the related
                 Interest Period.                                                                    $478,723,085.11

             (g) The average daily Class A Investor Interest with respect to the
                 related Interest Period.                                                            $450,000,000.00


             (h) The average daily Class B Investor Interest with res pect to the
                 related Interest Period.                                                             $16,755,000.00


             (i) The average daily Class C Investor Interest with respect to the
                 related Interest Period.                                                             $11,968,085.11


             (j) The Floating Investor Percentage with respect to the related
                   Transfer Date.                                                                             20.79%

             (k)   The Class A Floating Allocation with respect to the related                                94.00%
                   Transfer Date.

             (l)   The Class B Floating Allocation with respect to the related                                 3.50%
                   Transfer Date.

             (m)   The Class C Floating Allocation with respect to the related                                 2.50%
                   Transfer Date.

             (n)   The Fixed Investor Percentage with respect to the related                                        -
                   Monthly Period.

             (o)   The Class A Fixed Allocation with respect to the related                                         -
                   Monthly Period.

             (p)   The Class B Fixed Allocation with respect to the related                                         -
                   Monthly Period.

             (q)   The Class C Fixed Allocation with respect to the related                                         -
                   Monthly Period.


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
             (r)   The outstanding principal balance of the Class A Notes as of the                  $450,000,000.00
                   end of the day on the Payment Date.

             (s)   The outstanding principal balance of the Class B Notes as of the                   $16,755,000.00
                   end of the day on the Payment Date.

             (t)   The outstanding principal balance of the Class C Notes as of the                   $11,968,085.11
                   end of the day on the Payment Date.

             (u)   The balance of the Transferor Certificate as of the                                          0.00
                   end of the related Monthly Period.

           3 Increases and Decreases in Investor Interests.

             (a)   Increases in the Class A Investor Interest made during the related Interest Period (not including increases made on
                   the preceding payment date).                                                                 0.00

             (b)   Increases in the Class B Investor Interest made during the related Interest Period (not including increases made on
                   the preceding payment date).                                                                 0.00

             (c)   Increases in the Class C Investor Interest made during the related Interest Period (not including increases made on
                   the preceding payment date).                                                                 0.00

             (d)   Voluntary Decreases in the Class A Investor Interest made
                   during the related Interest Period (not including
                   decreases made on the preceding payment date).                                               0.00

             (e)   Voluntary Decreases in the Class B Investor Interest made
                   during the related Interest Period (not including
                   decreases made on the preceding payment date).                                               0.00

             (f)   Voluntary Decreases in the Class C Investor Interest made
                   during the related Interest Period (not including
                   decreases made on the preceding payment date).                                               0.00

             (g)   Increases in the Class A Investor Interest to be made on
                   the related Payment Date.                                                                    0.00

             (h) Increases in the Class B Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (i) Increases in the Class C Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (j) Mandatory Decreases of the Class A Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (k) Mandatory Decreases of the Class B Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (l) Mandatory Decreases of the Class C Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (m) Voluntary Decreases in the Class A Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (n) Voluntary Decreases in the Class B Investor Interest to be made on the related
                   Payment Date.                                                                                0.00

             (o) Voluntary Decreases in the Class C Investor Interest to be made on the related
                   Payment Date.                                                                                0.00


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
           4 Delinquent Receivables

                                                                                         Aggregate          Percentage
                                                                                        Outstanding          of Total
                                                                                         Balance            Receivables
                                                                                 --------------------------------------

                                                                                     $24,016,059.09              1.03%
             (a)   1   -  30 days                                                     $9,999,729.25              0.43%
             (b)   31 - 60 days                                                       $8,929,963.53              0.38%
             (c)   61 - 90 days                                                       $4,089,533.07              0.18%
             (d)   91 - 120 days                                                      $3,159,640.27              0.14%
             (e)   121 - 150 days                                                     $9,461,583.53              0.41%
             (f)   151 or more days                                              --------------------------------------
                                                                                     $59,656,508.74              2.57%
                             Total                                               ======================================


           5 Deferred Payment Obligations and Unfunded Receivables

             (a)   Aggregate amount of Principal Receivables
                   representing Deferred Payment Obligations.                                         $56,265,457.08

             (b)   Percentage of aggregate Principal Receivables balance
                   representing Deferred Payment Obligations.                                                    2.42%

             (c)   Aggregate amount of Principal Receivables
                   representing the amount of unfunded Receivables.                                    $45,508,584.15

             (d)   Percentage of aggregate Principal Receivables balance
                   representing the amount of unfunded Receivables.                                             1.96%

           6 Investor Default Amounts

             (a)   The Aggregate Investor Default Amount for the related Monthly Period.                  $164,103.96

             (b)   The Class A Investor Default Amount for the related Transfer Date.                      $154,257.83

             (c)   The Class B Investor Default Amount for the related Transfer Date.                       $5,743.53

             (d)   The Class C Investor Default Amount for the related Transfer Date.                       $4,102.60

           7 Investor Charge-offs

             (a) The aggregate amount of Class A Investor Charge-Offs and other
                 principal writedowns for the related Transfer Date.                                            $0.00

             (b) The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(a) above per $1,000
                 of original Class A Note principal amount.                                                     $0.00


             (c) The aggregate amount of Class B Investor Charge-Offs and other
                 principal writedowns for the related Transfer Date.                                            $0.00


             (d) The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(c) above per $1,000
                 of original Class B Note principal amount.                                                     $0.00


             (e) The aggregate amount of Class C Investor Charge-Offs and other
                 principal Note principal amount.                                                               $0.00


             (f)   The aggregate amount of Class C Investor Charge-Offs and
                   other principal writedowns set forth in 6(e) above per $1,000
                   of original Class C Note principal amount.                                                   $0.00


                                       4

             (g)   The aggregate amount of Class A Investor Charge-Offs and
                   other principal writedowns reimbursed on the Transfer Date
                   immediately preceding this payment Date.                                                     $0.00


             (h)   The aggregate amount of Class A Investor Charge-Offs and
                   other principal writedowns set forth in 6(g) above per $1,000 of original Class A Note principal amount reimbursed on the
                   Transfer Date immediately preceding this Payment Date.                                       $0.00


             (i)   The aggregate amount of Class B Investor Charge-Offs and
                   other principal writedowns reimbursed on the Transfer Date immediately preceding
                   this payment Date.                                                                           $0.00

             (j)   The aggregate amount of Class B Investor Charge-Offs and
                   other principal writedowns set forth in 6(i) above per $1,000 of original Class B Note principal amount reimbursed on the
                   Transfer Date immediately preceding this Payment Date.                                       $0.00


             (k)   The aggregate amount of Class C Investor Charge-Offs and
                   other principal writedowns reimbursed on the Transfer Date
                   immediately preceding this payment Date.                                                     $0.00


             (l)   The aggregate amount of Class C Investor Charge-Offs and
                   other principal writedowns set forth in 6(k) above per $1,000 of original Class C Note principal amount reimbursed on the
                   Transfer Date immediately preceding this Payment Date.                                       $0.00


           8 Investor Servicing Fee

             (a) The amount of the Class A Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                     $0.00

             (b) The amount of the Class B Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                     $0.00

             (c) The amount of the Class C Servicing Fee payable by the Trust
                 to the Servicer with respect to the related Transfer Date.                                     $0.00

           9 Reallocations
             (a) The amount of Reallocated Class C Principal Collections
                 with respect to this payment Date.                                                             $0.00

             (b) The amount of Reallocated Class B Principal Collections
                 with respect to this payment Date.                                                             $0.00

          10 Collection of Finance Charge Receivables
                 The aggregate amount of Collections of Finance Charge Receivables
                 (including Recoveries) received during the related Monthly Period which  were allocated in respect of the Class A, Class B,
                 and Class C notes.                                                                     $3,026,111.28

          11 Available Funds

             (a) The amount of Class A Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                   $2,844,546.50

             (b) The amount of Class B Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                     $105,911.95

             (c) The amount of Class C Available Funds on deposit in the
                 Finance Charge Account on the related Transfer Date.                                      $75,652.83

          12 Pool Factor as of the related Monthly Period                                                   1.0000000


                                      5

          13 Yield Enhancement

             (a) Balance in the Yield Enhancement Account as of the
                 related Monthly Period.                                                                $3,899,639.87

             (b) Available Yield Enhancement Amount with respect to the
                 related Transfer Date.                                                                   $640,598.29

             (c) Excess Spread with respect to the
                 related Transfer Date.                                                                 $2,231,255.16

             (d) Amount paid to Noteholders from Excess Spread
                 on the related Transfer Date.                                                              $9,846.13

             (e) Amount paid to Noteholders from the Yield Enhancement
                 Account on ther related Transfer Date.                                                         $0.00

             (f) 91 Day Delinquency Amount as of the related Transfer Date.                             $3,474,079.29

             (g) Amount in excess of the 91 Day Delinquency Amount released
                 from the Yield Enhancement Account.                                                   ($3,287,567.90)


             (h) Resulting balance in the Yield Enhancement Account on the
                 related Transfer Date.                                                                 $3,474,079.29

          14 Excess Funding Account

             (a) The principal amount on deposit in the Excess Funding Account
                  as of the end of the related Monthly Period.                                                  $0.00

             (b) The Amount of Principal Collections deposited into the
                 Excess Funding Account on the related Transfer Date.                                           $0.00

C.     FLOATING RATE DETERMINATION

              1 LIBOR for the Interest Period ending on this payment Date.                                    1.3813%

D.     AMORTIZATION PERIODS

              1 Class A Controlled Amortization period has not commenced.

              2 Class B Controlled Amortization period has not commenced.

              3 Class C Controlled Amortization period has not commenced.

              4 Class A Principal Amortization period has not commenced.

              5 Class B Principal Amortization period has not commenced.

              6 Rapid Amortization Period has not commenced.


                                       6

E.     PAY OUT EVENTS

       (a)   Financed Premium Percentage for the related Monthly Period.                                     76.92%

       (b)   Financed Premium Percentage for the Monthly Period
             immediately preceding the related Monthly Period.                                               78.66%

       (c)   Financed Premium Percentage for the Monthly Period
             next preceding the related Monthly Period.                                                      77.13%

       (d)   Monthly Payment Rate for the related Monthly Period.                                            19.53%

       (e)   Monthly Payment Rate for the Monthly Period
             immediately preceding the related Monthly Period.                                               22.49%

       (f)   Monthly Payment Rate for the Monthly Period
             next preceding the related Monthly Period.                                                      21.61%

       (g) Annualized Monthly Excess Spread Amount for the related
             Monthly Period.                                                                                   717 bp's

       (h)   Annualized Monthly Excess Spread Amount for the Monthly
             Period immediately preceding the related Monthly Period.                                          738 bp's

       (i)   Annualized Monthly Excess Spread Amount for the Monthly
             Period next preceding the related Monthly Period.                                                 738 bp's

       (j)   The Unconcentrated 240+ Day Delinquency Percentage for the related
             Monthly Period.

       (k)   The Unconcentrated 240+ Day Delinquency Percentage for the Monthly
             Period immediately preceding the related Monthly Period.

       (l)   The Unconcentrated 240+ Day Delinquency Percentage for the Monthly
             Period next preceding the related Monthly Period.



       To the knowledge of the undersigned, no Series 2002-1 Pay Out Event or Trust Pay Out Event has occurred except as described below:



                                         A.I.Credit Corp.,AICCO,
                                         IP Finance I, IP Finance II
                                         and IP Funding, Servicer


                                         By: /s/ Jeffrey Lesnoy
                                             -----------------------------------
                                             Jeffrey Lesnoy
                                             Senior Vice President and
                                             Controller


             If the items in (j), (k), and (l) above are blank, the Servicer represents that the Unconcentrated 240+ Day Delinquency Percentage has not exceeded 6% for any of the three preceding Monthly Periods. Such amount is required to be reported on if the 91 day Delinquencies are greater than 6% for any of the three preceding Monthly Periods.




                                       7